Investor Presentation November 12, 2013

1 Information Related to Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 19 95. These include statements regarding future results or expectations. Forward - looking statements can be identified by forward - look ing language, including words such as “believes,” “anticipates,” “views,” “expects,” “estimates,” “intends,” “may,” “plans,” “pro jec ts,” “potential,” “prospective,” “will” and similar expressions, or the negative of these words. Such forward - looking statements are based on facts and conditions as they exist at the time such statements are made. Forward - looking statements are also based on predictio ns as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond ou r c ontrol. Forward - looking statements are further based on various operating and return assumptions. Caution must be exercised in relying o n forward - looking statements. Due to known and unknown risks, actual results may differ materially from expectations or projectio ns. You should carefully consider these risks when you make a decision concerning an investment in our common stock or senior notes, along with the following factors, among others, that may cause our actual results to differ materially from those described i n a ny forward - looking statements: availability of, and our ability to deploy, capital; our ability to grow our business through a strategy foc used on acquiring primarily private - label MBS and agency - backed MBS; yields on MBS; our ability to successfully implement our hedging strategy ; our ability to realize reflation on our assets; our ability to effectively migrate private - label MBS to agency - backed MBS; the credit performance of our private - label MBS; our ability to potentially realize a higher return on capital reallocated to agency - backed MBS; current conditions and further adverse developments in the residential mortgage market and the overall economy; job growth; home price stabilization; potential risk attributable to our mortgage - related portfolios; impacts of regulatory changes, including actions taken by the SEC, the U.S. Federal Reserve and the U.S. Treasury and changes affecting Fannie Mae and Freddie Mac; failure of sovereign or municipal entities to meet their debt obligations or a downgrade in the credit rating of such obligations; overall interest rate environment and changes in interest rates, interest rate spreads, the yield curve and prepayment rates; changes in anticipated earnings a nd returns; the amount and growth in our cash earnings and distributable income; growth in our book value per share; our ability to maintain adequate liquidity; our use of leverage and dependence on repurchase agreements and other short - term borrowings to finance our mortgage - r elated holdings; the loss of our exclusion from the definition of “investment company” under the Investment Company Act of 1940; our ab ility to forecast our tax attributes and protect and use our net operating loss carry - forwards and net capital loss carry - forwards to offset future taxable income and gains; changes in our strategies, asset allocation and operational policies; our ability and willingness t o m ake future dividends; competition for investment opportunities and qualified personnel; our ability to retain key personnel; effects of litigation and contractual claims; changes in, and our ability to remain in compliance with, law, regulations or governmental policies affec tin g our business; risk from strategic ventures or entry into new business areas; failure to maintain effective internal controls; and th e factors described in the sections entitled “Risk Factors” in our A nnual Report on Form 10 - K for the year ended December 31, 2012, our Quarterly Report on Form 10 - Q for the quarter ended June 30, 2013, and other documents filed by the Company with the SEC from time to time. You should not place undue reliance on these forward - looking statements, which apply only as of the date of this presentation. We undertake no obligation to update or revise any forward - looking statement, whether written or oral, relating to matters discu ssed in this presentation, except as may be required by applicable securities laws.

2 ; Consistent and attractive profitability - 3Q 2013 Core Operating EPS of $ 1.03 (1) ; ROE on investable book value of 16% (1) - GAAP book value per share of $31.77 at September 30, 2013 ; Tax - advantaged dividends – $3.50 per share annualized 3Q 2013 dividend rate (2)(3) - 14% annualized dividend yield - 19% adjusted annualized yield assuming a 23.8% individual Federal income tax rate on C - Corp dividends (4) - $515 million of potential tax benefits; Arlington pays 2% cash tax rate ; Corporate structure permits complementary “Hybrid” portfolio and flexibility in allocation of capital - Agency MBS portfolio (5) – high hedge ratio, 30 - year fixed rate portfolio, mid - teens ROE ; $1.6 billion market value, $170 million capital (6) , low historical CPR - Private - label MBS portfolio (5) – Prime j umbo and Alt - A loans, no subprime or option ARMs ; $344 million fair market value, $277 million capital (6) , 6.2% cash yield at fair market value (7) ; Improving housing market enhances appreciation and elevates expected returns ; Potential growth in investable book value, cash earnings and distributable income - Potential EPS upside as private - label MBS gains are realized and reinvested - Low leverage (1) See Exhibit A for a reconciliation of Core Operating EPS to GAAP net income. (2) Based on the Company’s Class A common stock closing price on the NYSE of $24.83 on 11/12/2013 . (3) The annual dividend rate presented is calculated by annualizing the 3 rd quarter of 2013 dividend payment of $0.875. The Company maintains a variable dividend policy and the Board of Directors, in its sole discretion, approves the payment of dividends. Actual dividends in the future may differ materially from historical practice and from the annualized dividend ra te presented. (4) The Company's dividends are eligible for the 23.8% federal income rate on qualified dividend income, whereas dividends paid b y a REIT are generally subject to tax at ordinary income rates (currently at a maximum federal rate of 43.4%). To provide the same after - tax return to a shareholder eligible for the 23.8% ra te on qualified dividend income and otherwise subject to the maximum rate on ordinary income, a REIT would be required to pay dividends providing a 19% yield. (5) As of 9 /30/13 . (6) Agency MBS allocated capital is composed of MBS and its related interest receivable, repo, its related interest and deriv ati ve instruments, and its related deposits and cash. Private - label MBS allocated capital is composed of MBS and repo and its related interest. (See “MBS Portfolio Composition – Capital Allocation ” slide) (7) Excluding non - cash accretion, based on average market value. Consistent Tax Advantaged Returns Plus Potential Growth AI: Focus on residential mortgage - backed securities, $2.2 billion in assets, internally managed C - Corp structure, NYSE listed

3 ; $151 million of deferred tax assets at September 30, 2013 equals $9.07 per share, if realized - $230 million of net operating loss carry - forwards ; Applicable toward any form of taxable income; expiring 2027 – 2028; no annual limitation ; AI pays 2% alternative minimum cash tax rate - $285 million of capital loss carry - forwards expiring 2013/2014 ; applicable toward realized gains ; Flexibility to allocate capital to best risk / return opportunities - No REIT asset or income test restrictions - No hedging constraints - Retention of capital from earnings above the dividend ; Internally managed with significant insider ownership - No incremental management fees associated with growth Tax Benefits Enhance Returns; C - Corp Structure Provides Flexibility

4 Complementary “Hybrid” MBS Portfolio Generates Consistent EPS ; High and stable CPRs on private - label MBS increase cash yields and spread income ; Potential EPS upside as private - label MBS gains are realized and reinvested

5 MBS Portfolio Composition – Capital Allocation (1) (1) As of 9/30/13. (2) Agency MBS allocated capital is composed of MBS and its related interest receivable, repo, its related interest and derivative instruments, and its related deposits and cash. Private - label MBS allocated capital is composed of MBS and repo and its related interest. Agency MBS Private-label MBS MBS, at amortized cost $1,674 $287 MBS, at fair value $1,633 $344 Allocated capital (2) $170 $277 Capital Allocation ($ in millions)

6 Illustrative MBS Portfolio Returns (1) $ in millions. (2) Represents market value minus repo financing plus hedges , deposits and related net working capital. (3) Disclaimer: The numbers contained in the examples above are for illustrative purposes only and do not reflect Arlington Asset’s projections or forecasts. Any assumptions and estimates used may not be accurate and cannot be relied upon. Arlington Asset ’s ROE for any given period may differ materially from these examples. The foregoing is not an example of, and does not represe nt, expected returns from an investment in Arlington Asset’s common stock. (4) Based on 9/30/13 contract balances and estimated 2013 forward curve funding costs. (5) Excluding non - cash accretion, based on average market value during the 3 rd quarter of 2013. Market Value $1,633 Face Value $512 Repo Financing $1,507 Market Value $344 Capital Allocation (2) $170 Capital Allocation $277 Expected Yield (w/ 6.5 CPR) 3.75% Cash Yield (5) 6.2% Cash Repo Cost 0.4% Cash Repo Cost 2.0% Hedge Cost (4) 1.85% Net Spread 1.50% Net Spread (5) 4.2% Target Leverage 8x Target Leverage 0.20 x ROE 15.75% ROE (excluding appreciation) 7.0% Agency Portfolio Economics (3) Agency Portfolio Highlights (1) At 9/30/13 Private-label Portfolio Highlights (1) At 9/30/13 Private-label Portfolio Economics (3)

7 MBS Portfolio Profile ; Attractive returns with hedges approximately equal to MBS market value - Expected yield of approximately 3.75% based on expected CPR of 6.5% and 105.3 fair market value - 100 % selected for prepayment protections: 75% HARP, high LTV, low balance loan - 3 - month portfolio CPR of 9.85% with 107.5 cost ; Eurodollar futures provide hedge against increasing interest rates as economic environment normalizes - Quarterly contracts starting at mid - December 2014; $1.0 billion average balance through September 2018 - Hedge period extends out 5.25 years; market rate of approximately 2 .11% (1)(2) ; 10yr Swap Futures - $640 million notional; market rate of approximately 2.85% (1) Source : Bloomberg. (2) As of 09/30/13. Private - Label MBS Portfolio ; Focus on Prime & Alt - A securities at deep discounts - No subprime, no option arms - Improving credit performance - Positive housing trends Agency MBS Portfolio Private - Label MBS Portfolio Statistics Face Value $512M Weighted Average Cost/Mark 53% / 67% Purchase Discount $225M Average Loan Size $544,387 Coupon 3.44% Orig FICO 726 Orig LTV 70% WALA 86 Credit Enhancement 0.3% 60+ Delinquency 16% 3 month Severity 41% 3 month CPR 18% as of 9/30/13

8 Private - label MBS Portfolio: Key Characteristics ; Jumbo Prime and Alt - A Loans - Higher home values and larger loan sizes (approximately $545K) - More prime borrowers with greater financial flexibility - Stronger demographics, higher incomes - More desirable / stable housing markets ; Top 5 Largest MSAs (1) : - Los Angeles - Long Beach - Santa Ana, CA (16.8%) - San Francisco - Oakland - Fremont, CA ( 9 .5%) - New York - Northern New Jersey - Long Island, NY - NJ - PA (6.3%) - Washington - Arlington - Alexandria, DC - VA - MD - WV (6.2%) - San Diego - Carlsbad - San Marcos, CA (4.6%) Los Angeles MSA (1) (1) Source: Bloomberg

9 U.S. Home Prices (1) ; CoreLogic reported that home prices increased 12.4% nationwide in July 2013 compared to July 2012, the 17 th consecutive month of year over year home price gains ; Home prices increased in 99 of the top 100 Core Based Statistical Areas measured by population tracked by CoreLogic (up from 94 in April 2013) ; Housing supply remains limited and mortgage investor demand remains strong (1) Source : CoreLogic (2) Source: The Standard & Poor's Case – Shiller Home Price Indices

Attractive Tax Advantaged Returns Plus Potential Growth

AI: Focus on residential mortgage-backed securities, $2.2 billion in assets, internally managed C-Corp structure, NYSE listed

- Asset selection and performance provides consistent spread income and opportunity for growth
  - 3Q 2013 Core Operating EPS of $1.03[1]; ROE on investable book value of 16%[1]
- Tax-advantaged dividends – $3.50 per share annualized 3Q 2013 dividend rate[2][3]
  - 14% annualized dividend yield
  - 19% adjusted annualized yield assuming a 23.8% individual Federal income tax rate on C-Corp dividends[4]
- Potential upside from private-label MBS appreciation
  - At $0.75 price = $2.38 per AI share
  - At $0.85 price = $5.45 per AI share
- Tangible tax assets
  - AMT prepaid taxes = $0.39 per AI share
  - Net FIN 48 reserve = $0.75 per AI share
- Low leverage

(1) See Exhibit A for a reconciliation of Core Operating EPS to GAAP net income.
(2) Based on the Company's Class A common stock closing price on the NYSE of $24.63 on 11/12/2013.
(3) The annual dividend rate presented is calculated by annualizing the 3rd quarter of 2013 dividend payment of $0.875. The Company maintains a variable dividend policy and the Board of Directors, in its sole discretion, approves the payment of dividends. Actual dividends in the future may differ materially from historical practice and from the annualized dividend rate presented.
(4) The Company's dividends are eligible for the 23.8% federal income rate on qualified dividend income, whereas dividends paid by a REIT are generally subject to tax at ordinary income rates (currently at a maximum federal rate of 43.4%). To provide the same after-tax return to a shareholder eligible for the 23.8% rate on qualified dividend income and otherwise subject to the maximum rate on ordinary income, a REIT would be required to pay dividends providing a 19% yield.

ARLINGTON ASSET INVESTMENT
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11 Exhibit A The following table presents a reconciliation of the GAAP financial results to non - GAAP measurements for the three and nine months ended September 30 , 2013 (dollars in thousands, except per share data) . (1) Legacy litigation expenses relate to legal matters pertaining to events related to business activities the Company completed or exited in or prior to 2009 — primarily debt extinguishment, sub - prime mortgage origination and securitization and broker/dealer operations. (2) Non - cash interest income related to purchase discount accretion represents interest income recognized in excess of cash receipts related to contractual interest income and principal repayments in excess of proportionate invested capital. Three Months Ended Nine Months Ended GAAP net income $3,093 $9,464 Adjustments Legacy litigation expenses (1) (24) 551 Stock compensation 729 1,666 Non-cash interest income related to purchase discount accretion (2) (1,915) (3,091) Net unrealized mark-to-market loss on trading MBS and hedge instruments 12,898 40,221 Other-than-temporary impairment charges 380 1,270 Non-cash income tax provisions 2,170 4,469 Benefit from the reversal of federal tax liability and accrued interest related to uncertain tax position - (3,744) Non-GAAP core operating income $17,331 $50,806 Non-GAAP core operating income per share (diluted) $1.03 $3.19 September 30, 2013